EXHIBIT 24.1

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that I, HENRY A.

SCHIMBERG, President and Chief Executive Officer of Coca-Cola

Enterprises Inc. (the "Company"), do hereby appoint Summerfield

K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive

Vice President and Chief Financial Officer of the Company and

Lowry F. Kline, Executive Vice President and General Counsel of

the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the

acquisition by the Company of Magnolia Coca-Cola Bottling

Company, Las Cruces Coca-Cola Bottling Co. (NSL), The Coca-Cola

Bottling Co. of Tucson, Coca-Cola Bottling Company, Woltex

Contract Company and Four Star Sugar Company.

          IN  WITNESS WHEREOF, I have hereunto set my  hand  this

16th day of February, 1999.



                              S/ HENRY A. SCHIMBERG
                              ---------------------------------
                              Henry A. Schimberg, President and
                              Chief Executive Officer
                              Coca-Cola Enterprises Inc.

                       POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that I, JOHN R. ALM,

Executive Vice President and Chief Financial Officer (principal financial officer) of Coca-Cola Enterprises Inc. (the "Company"),

do hereby appoint Summerfield K. Johnston, Jr., Chairman of the

Company and Lowry F. Kline, Executive Vice President and General

Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of Magnolia Coca-Cola Bottling

Company, Las Cruces Coca-Cola Bottling Co. (NSL), The Coca-Cola

Bottling Co. of Tucson, Coca-Cola Bottling Company, Woltex

Contract Company and Four Star Sugar Company.

          IN  WITNESS WHEREOF, I have hereunto set my  hand  this

16th day of February, 1999.



                              S/ JOHN R. ALM
                              -----------------------------------
                              John R. Alm, Executive Vice
                              President and Chief Financial
                              Officer (principal financial
                              officer)
                              Coca-Cola Enterprises Inc.

                       POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that I, S. K. JOHNSTON,

JR., a director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief

Financial Officer of the Company and Lowry F. Kline, Executive

Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of

Magnolia Coca-Cola Bottling Company, Las Cruces Coca-Cola

Bottling Co. (NSL), The Coca-Cola Bottling Co. of Tucson, Coca-

Cola Bottling Company, Woltex Contract Company and Four Star

Sugar Company.

          IN  WITNESS WHEREOF, I have hereunto set my  hand  this

16th day of February, 1999.



                              S/  S. K. JOHNSTON, JR.
                              -----------------------------------
                              S.K. Johnston, Jr., Director
                              Coca-Cola Enterprises Inc.

                       POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that I, MICHAEL P.

COGHLAN, Vice President and Controller (principal accounting officer) of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company,

John R. Alm, Executive Vice President and Chief Financial Officer

of the Company and Lowry F. Kline, Executive Vice President and

General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of

executing on my behalf and filing with the Securities and

Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of

Magnolia Coca-Cola Bottling Company, Las Cruces Coca-Cola

Bottling Co. (NSL), The Coca-Cola Bottling Co. of Tucson, Coca-

Cola Bottling Company, Woltex Contract Company and Four Star

Sugar Company.

          IN  WITNESS WHEREOF, I have hereunto set my  hand  this

16th day of February, 1999.



                              S/ MICHAEL P. COGHLAN
                              ---------------------------------
                              Michael P. Coghlan, Vice President
                              and Controller (principal
                              accounting officer)
                              Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Howard G. Buffett,

Director of Coca-Cola Enterprises Inc., (the "Company"), do

hereby appoint Summerfield K. Johnston, Jr., Chairman of the

Company, John R. Alm, Executive Vice President and Chief

Financial Officer of the Company, and Lowry F. Kline, Executive

Vice President and General Counsel of the Company, or any one of

them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of

Magnolia Coca-Cola Bottling Company, Las Cruces Coca-Cola

Bottling Co. (NSL), The Coca-Cola Bottling Co. of Tucson, Coca-

Cola Bottling Company, Woltex Contract Company and Four Star

Sugar Company.

      IN  WITNESS WHEREOF, I have hereunto set my hand this  16th day of February, 1999.




                                   S/ HOWARD G. BUFFETT
                                   ---------------------------
                                   Howard G. Buffett, Director
                                   Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, James E. Chestnut,

Director of Coca-Cola Enterprises Inc., (the "Company"), do

hereby appoint Summerfield K. Johnston, Jr., Chairman of the

Company, John R. Alm, Executive Vice President and Chief

Financial Officer of the Company, and Lowry F. Kline, Executive

Vice President and General Counsel of the Company, or any one of

them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of

Magnolia Coca-Cola Bottling Company, Las Cruces Coca-Cola

Bottling Co. (NSL), The Coca-Cola Bottling Co. of Tucson, Coca-

Cola Bottling Company, Woltex Contract Company and Four Star

Sugar Company.

      IN  WITNESS WHEREOF, I have hereunto set my hand this  16th day of February, 1999.




                                   S/ JAMES E. CHESTNUT
                                   -----------------------------
                                   James E. Chestnut, Director
                                   Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, John L. Clendenin,

Director of Coca-Cola Enterprises Inc., (the "Company"), do

hereby appoint Summerfield K. Johnston, Jr., Chairman of the

Company, John R. Alm, Executive Vice President and Chief

Financial Officer of the Company, and Lowry F. Kline, Executive

Vice President and General Counsel of the Company, or any one of

them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of

Magnolia Coca-Cola Bottling Company, Las Cruces Coca-Cola

Bottling Co. (NSL), The Coca-Cola Bottling Co. of Tucson, Coca-

Cola Bottling Company, Woltex Contract Company and Four Star

Sugar Company.

      IN  WITNESS WHEREOF, I have hereunto set my hand this  16th day of February, 1999.




                                   S/ JOHN L. CLENDENIN
                                   -----------------------
                                   John L. Clendenin, Director
                                   Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Johnnetta B. Cole,

Director of Coca-Cola Enterprises Inc., (the "Company"), do

hereby appoint Summerfield K. Johnston, Jr., Chairman of the

Company, John R. Alm, Executive Vice President and Chief

Financial Officer of the Company, and Lowry F. Kline, Executive

Vice President and General Counsel of the Company, or any one of

them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of

Magnolia Coca-Cola Bottling Company, Las Cruces Coca-Cola

Bottling Co. (NSL), The Coca-Cola Bottling Co. of Tucson,

Coca-Cola Bottling Company, Woltex Contract Company and Four Star

Sugar Company.

      IN  WITNESS WHEREOF, I have hereunto set my hand this  16th day of February, 1999.




                                   S/JOHNNETTA B. COLE
                                   ------------------------------
                                   Johnnetta B. Cole, Director
                                   Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, J. Trevor Eyton,

Director of Coca-Cola Enterprises Inc., (the "Company"), do

hereby appoint Summerfield K. Johnston, Jr., Chairman of the

Company, John R. Alm, Executive Vice President and Chief

Financial Officer of the Company, and Lowry F. Kline, Executive

Vice President and General Counsel of the Company, or any one of

them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of

Magnolia Coca-Cola Bottling Company, Las Cruces Coca-Cola

Bottling Co. (NSL), The Coca-Cola Bottling Co. of Tucson,

Coca-Cola Bottling Company, Woltex Contract Company and Four Star

Sugar Company.

      IN  WITNESS WHEREOF, I have hereunto set my hand this  16th day of February, 1999.




                                   S/ J. TREVOR EYTON
                                   -----------------------------
                                   J. Trevor Eyton, Director
                                   Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Joseph R. Gladden,

Director of Coca-Cola Enterprises Inc., (the "Company"), do

hereby appoint Summerfield K. Johnston, Jr., Chairman of the

Company, John R. Alm, Executive Vice President and Chief

Financial Officer of the Company, and Lowry F. Kline, Executive

Vice President and General Counsel of the Company, or any one of

them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of

Magnolia Coca-Cola Bottling Company, Las Cruces Coca-Cola

Bottling Co. (NSL), The Coca-Cola Bottling Co. of Tucson,

Coca-Cola Bottling Company, Woltex Contract Company and Four Star

Sugar Company.

      IN  WITNESS WHEREOF, I have hereunto set my hand this  16th day of February, 1999.




                                   S/JOSEPH R. GLADDEN
                                   ----------------------------
                                   Joseph R. Gladden, Director
                                   Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Claus M. Halle,

Director of Coca-Cola Enterprises Inc., (the "Company"), do

hereby appoint Summerfield K. Johnston, Jr., Chairman of the

Company, John R. Alm, Executive Vice President and Chief

Financial Officer of the Company, and Lowry F. Kline, Executive

Vice President and General Counsel of the Company, or any one of

them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of

Magnolia Coca-Cola Bottling Company, Las Cruces Coca-Cola

Bottling Co. (NSL), The Coca-Cola Bottling Co. of Tucson,

Coca-Cola Bottling Company, Woltex Contract Company and Four Star

Sugar Company.

      IN  WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 1999.




                                   S/CLAUS M. HALLE
                                   ------------------------------
                                   Claus M. Halle, Director
                                   Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, L. Phillip Humann,

Director of Coca-Cola Enterprises Inc., (the "Company"), do

hereby appoint Summerfield K. Johnston, Jr., Chairman of the

Company, John R. Alm, Executive Vice President and Chief

Financial Officer of the Company, and Lowry F. Kline, Executive

Vice President and General Counsel of the Company, or any one of

them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of

Magnolia Coca-Cola Bottling Company, Las Cruces Coca-Cola

Bottling Co. (NSL), The Coca-Cola Bottling Co. of Tucson,

Coca-Cola Bottling Company, Woltex Contract Company and Four Star

Sugar Company.

      IN  WITNESS WHEREOF, I have hereunto set my hand this  16th day of February, 1999.




                                   S/L. PHILLIP HUMANN
                                   ------------------------------
                                   L. Phillip Humann, Director
                                   Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, John E. Jacob,

Director of Coca-Cola Enterprises Inc., (the "Company"), do

hereby appoint Summerfield K. Johnston, Jr., Chairman of the

Company, John R. Alm, Executive Vice President and Chief

Financial Officer of the Company, and Lowry F. Kline, Executive

Vice President and General Counsel of the Company, or any one of

them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of

Magnolia Coca-Cola Bottling Company, Las Cruces Coca-Cola

Bottling Co. (NSL), The Coca-Cola Bottling Co. of Tucson,

Coca-Cola Bottling Company, Woltex Contract Company and Four Star

Sugar Company.

      IN  WITNESS WHEREOF, I have hereunto set my hand this  16th day of February, 1999.




                                   S/JOHN E. JACOB
                                   ------------------------------
                                   John E. Jacob, Director
                                   Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Robert A. Keller,

Director of Coca-Cola Enterprises Inc., (the "Company"), do

hereby appoint Summerfield K. Johnston, Jr., Chairman of the

Company, John R. Alm, Executive Vice President and Chief

Financial Officer of the Company, and Lowry F. Kline, Executive

Vice President and General Counsel of the Company, or any one of

them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of

Magnolia Coca-Cola Bottling Company, Las Cruces Coca-Cola

Bottling Co. (NSL), The Coca-Cola Bottling Co. of Tucson,

Coca-Cola Bottling Company, Woltex Contract Company and Four Star

Sugar Company.

      IN  WITNESS WHEREOF, I have hereunto set my hand this  16th day of February, 1999.




                                   S/ROBERT A. KELLER
                                   ------------------------------
                                   Robert A. Keller, Director
                                   Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Jean-Claude Killy,

Director of Coca-Cola Enterprises Inc., (the "Company"), do

hereby appoint Summerfield K. Johnston, Jr., Chairman of the

Company, John R. Alm, Executive Vice President and Chief

Financial Officer of the Company, and Lowry F. Kline, Executive

Vice President and General Counsel of the Company, or any one of

them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of

Magnolia Coca-Cola Bottling Company, Las Cruces Coca-Cola

Bottling Co. (NSL), The Coca-Cola Bottling Co. of Tucson,

Coca-Cola Bottling Company, Woltex Contract Company and Four Star

Sugar Company.

      IN  WITNESS WHEREOF, I have hereunto set my hand this  16th day of February, 1999.




                                   S/JEAN-CLAUDE KILLY
                                   ------------------------------
                                   Jean-Claude Killy, Director
                                   Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, S. L. Probasco, Jr.,

Director of Coca-Cola Enterprises Inc., (the "Company"), do

hereby appoint Summerfield K. Johnston, Jr., Chairman of the

Company, John R. Alm, Executive Vice President and Chief

Financial Officer of the Company, and Lowry F. Kline, Executive

Vice President and General Counsel of the Company, or any one of

them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of

Magnolia Coca-Cola Bottling Company, Las Cruces Coca-Cola

Bottling Co. (NSL), The Coca-Cola Bottling Co. of Tucson,

Coca-Cola Bottling Company, Woltex Contract Company and Four Star

Sugar Company.

      IN  WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 1999.




                                   S/ S. L. PROBASCO, JR.
                                   ------------------------------
                                   S. L. Probasco, Jr., Director
                                   Coca-Cola Enterprises Inc.